UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2010

Exact Name of Registrant as Specified in its
Commission	Charter, State of Incorporation, Address of	IRS Employer
File Number	Principal Executive Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
One Energy Plaza
Detroit, Michigan 48226-1279
313-235-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 6, 2010, the shareholders of DTE Energy Company (the “Company”) at the 2010 annual meeting of shareholders of the Company (the “Annual Meeting”) approved amendments to the DTE Energy Company 2006 Long-Term Incentive Plan (the “LTIP”). A description of the amendments can be found in the Company’s definitive proxy statement for the Annual Meeting dated March 29, 2010 (the “Proxy”) in the section entitled “Proposal No. 4 — Management Proposal — Approval of the Amended and Restated DTE Energy Company 2006 Long-Term Incentive Plan,” which is incorporated herein by reference. This description is qualified in its entirety by reference to the amended and restated LTIP attached to the Proxy as Exhibit A.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment to Articles of Incorporation
On May 6, 2010, the shareholders of the Company at the Annual Meeting approved an amendment to the Company’s Articles of Incorporation to eliminate cumulative voting in director elections, as more fully described in the Company’s Proxy. The amendment became effective on May 11, 2010.
A copy of the Articles of Incorporation as amended effective May 11, 2010 is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Amendment to Bylaws
On May 6, 2010, after the shareholder approval of the above-described amendment to the Company’s Articles of Incorporation to eliminate cumulative voting in director elections, the Board of Directors of the Company (the “Board”) adopted amendments to the Bylaws of the Company to:
(a)	Eliminate cumulative voting provisions and

(b)	Add provisions requiring that, in uncontested director elections, a nominee for director must receive the affirmative vote of a majority of the votes properly cast at a meeting of shareholders, with the affirmative vote of a plurality of votes properly cast required in contested director elections.
A copy of the Bylaws as amended May 6, 2010 is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a)	The Annual Meeting was held on May 6, 2010.

(b)	At the Annual Meeting:
(i)	The nominees named in the Proxy were all elected as follows: Anthony F. Earley, Jr., Frank M. Hennessey and Gail J. McGovern were elected to serve as directors for a three-year term expiring in 2013 and Allan D. Gilmour was elected to serve as a director for a term expiring in 2011, with the votes shown:

		Total Votes
	Total Votes For	Withheld From
	Each Director	Each Director	Broker Non-Votes
Anthony F. Earley, Jr.	99,432,090	4,685,797	22,567,559
Frank M. Hennessey	100,262,198	3,855,689	22,567,559
Gail J. McGovern	97,961,620	6,156,267	22,567,559
Allan D. Gilmour	98,500,735	5,617,152	22,567,559
(ii)	Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent public accounting firm for the year 2010, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
124,399,418	1,361,415	924,612	0
(iii)	Shareholders approved the proposal to amend the Company’s Articles of Incorporation to eliminate cumulative voting in director elections as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
92,909,774	9,832,598	1,375,515	22,567,559
(iv)	Shareholders approved the amendment to the DTE Energy Company 2006 Long-Term Incentive Plan as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
73,778,273	28,791,955	1,547,658	22,567,559
(v)	Shareholders did not approve the proposal relating to political contributions as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
26,767,566	57,891,538	19,458,783	22,567,559

(vi)	Shareholders approved the proposal relating to the declassification of the Board of Directors as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
76,140,958	25,949,926	2,027,003	22,567,559
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
3.1	DTE Energy Company Amended and Restated Articles of Incorporation, as amended effective May 11, 2010.

3.2	Bylaws of DTE Energy Company, as amended through May 6, 2010.

99.1	“Proposal No. 4 — Management Proposal — Approval of the Amended and Restated DTE Energy Company 2006 Long-Term Incentive Plan,” appearing on pages 34-37 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 29, 2010 is incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 12, 2010

DTE ENERGY COMPANY (Registrant)
/s/ Lisa A. Muschong
Lisa A. Muschong
Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

3.1	DTE Energy Company Amended and Restated Articles of Incorporation, as amended effective May 11, 2010.

3.2	Bylaws of DTE Energy Company, as amended through May 6, 2010.

99.1	“Proposal No. 4 — Management Proposal — Approval of the Amended and Restated DTE Energy Company 2006 Long-Term Incentive Plan,” appearing on pages 34-37 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 29, 2010 is incorporated by reference herein.